SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2004

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

          As previously disclosed, two commissioners of the California Public Utilities Commission (CPUC) filed an appeal in the U.S. District Court for the Northern District of California (District Court) from the order issued by the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court) on December 22, 2003 confirming Pacific Gas and Electric Company’s (Utility) plan of reorganization (Plan).  The Plan incorporates the provisions of the settlement agreement entered into among the Utility, PG&E Corporation, and the CPUC on December 19, 2003 (Settlement Agreement) to resolve the Utility’s Chapter 11 case.  The Bankruptcy Court’s confirmation order determined that the Settlement Agreement, the material terms of which are included within the confirmation order, was consistent with state law and is enforceable under federal law.  The City of Palo Alto’s appeal also is pending in the District Court.  As previously reported, on January 5, 2004, the Bankruptcy Court denied these appellants’ request for a stay of the confirmation order pending their appeal.  On March 19, 2004 the dissenting commissioners’ pending appeal was transferred to District Court Judge Vaughn Walker.

          On March 30, 2004, the dissenting commissioners filed a motion in the District Court seeking to stay the implementation of the Bankruptcy Court’s confirmation order until their appeal can be resolved.   The hearing on the motion is set for June 3, 2004, although the dissenting commissioners have also requested the District Court to hear their motion on an expedited basis, as soon as April 8, 2004.

          PG&E Corporation and the Utility believe the motion should be denied because it is untimely,  without merit, and the dissenting commissioners lack standing to appeal the confirmation order.  PG&E Corporation and the Utility believe  the District Court, like the Bankruptcy Court, should refuse to stay the confirmation order.

Item 9.	Regulation FD Disclosure

          The information included in this Current Report on Form 8-K, including portions of the Utility’s monthly operating report for the month ended February 29, 2004 filed with the Bankruptcy Court attached hereto, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

                On March 30, 2004, the Utility filed its monthly operating report for the month ended February 29, 2004 with the Bankruptcy Court, as required by Section 704(8) of the U.S. Bankruptcy Code and Rule 2015 of the Federal Rules of Bankruptcy Procedure and prepared in accordance with U.S. Trustee Guidelines Region 17. The Utility’s monthly operating report includes an unaudited income statement for the month and an unaudited balance sheet dated as of the end of the month. These unaudited financial statements are attached to this report.  Although not included in this report, the monthly operating report filed with the Bankruptcy Court also includes a statement of receipts and disbursements, as well as other information.  The preliminary financial statements were prepared using certain assumptions and estimates that are subject to revision.  Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
LINDA Y.H. CHENG

Linda Y.H. Cheng Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
DINYAR B. MISTRY

Dinyar B. Mistry Vice President and Controller

Dated: March 31, 2004

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF FEBRUARY 29, 2004
(in millions, except share amounts)

February, 2004
ASSETS
Current Assets
Cash and cash equivalents	$ 3,571
Accounts receivable:
Customers (net of allowance for doubtful accounts of $74 million)	2,446
Related parties	32
Regulatory balancing accounts	242
Inventories:
Gas stored underground and fuel oil	84
Materials and supplies	130
Income taxes receivable	-
Prepaid expenses and other	57
Assets from price risk management	9
Total current assets	6,571

Property, Plant, and Equipment
Electric	20,578
Gas	8,370
Construction work in progress	405
Total property, plant, and equipment (at original cost)	29,353
Accumulated depreciation and decommissioning	(11,229)
Net property, plant, and equipment	18,124

Other Noncurrent Assets
Regulatory assets	1,963
Nuclear decommissioning trust funds	1,528
Other	1,515
Total other noncurrent assets	5,006
TOTAL ASSETS	$ 29,701

LIABILITIES AND EQUITY
Liabilities
Accounts payable
Trade creditors	539
Related parties	220
Regulatory Balancing Accounts	363
Other	275
Accrued taxes	130
Rate reduction bonds	1,081
QUID's	-
Deferred income taxes	1,344
Deferred tax credits	126
Asset retirement obligations	1,232
Pre-petition secured debt	2,789
Pre-petition liabilities	3,954
Pre-petition financing debt	5,673
Preferred Stock With Mandatory Redemption Provisions	137
Other liabilities	6,255
Total liabilities	24,118

Preferred Stock With Mandatory Redemption Provisions	-

Stockholders' Equity
Preferred stock without mandatory redemption provisions
Nonredeemable--5% to 6%, outstanding 5,784,825 shares	145
Redeemable--4.36% to 7.04%, outstanding 5,973,456 shares	149
Common stock, $5 par value, authorized 800,000,000 shares;
issued 321,314,760 shares	1,606
Additional paid in capital	1,964
Reinvested earnings	1,725
Accumulated other comprehensive loss	(6)
Total stockholders' equity	5,583

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 29,701

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF FEBRUARY 29, 2004

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

3

Cash and cash equivalents have been reduced for uncleared checks.  On the balance sheet included with the Utility's Annual Report, Form 10-K and 10-Q, uncleared checks are treated as an accounts payable liability.

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE INCOME STATEMENT
FOR THE MONTH ENDED FEBRUARY 29, 2004
AND THE THIRTY-FIVE MONTHS ENDED FEBRUARY 29, 2004
(in millions)
		Case to date
	Month	thirty-five months
	ended	ended
	February 29, 2004	February 29, 2004
OPERATING REVENUES	$ 950	$ 30,700

OPERATING EXPENSES:
Cost of Electric Energy	154	4,655
Cost of Gas	245	3,865
Operating and Maintenance	349	8,434
Depreciation, Decommissioning, and Amortization	104	3,308
Total Operating Expenses	852	20,262

OPERATING INCOME (LOSS)	98	10,438

Interest Income (Expense)	(57)	(2,606)
Professional Fees	(2)	(85)
Other Income and (Expense)	(1)	6

PRE-TAX INCOME (LOSS)	38	7,753

Income Taxes	14	2,951

EARNINGS (LOSS)	24	4,802

Preferred Dividend Requirement	1	65
Cumulative Effect of Change in Accounting Principle	-	1

EARNINGS (LOSS) AVAILABLE FOR (ALLOCATED TO) COMMON STOCK	$ 23	$ 4,736

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE INCOME STATEMENT
FOR THE MONTH ENDED FEBRUARY 29, 2004
AND THE THIRTY-FIVE MONTHS ENDED FEBRUARY 29, 2004

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The results for the month of February 2004 are not indicative of future earnings. Future earnings could differ materially.

3

These unaudited financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR).  The estimated amount recorded is subject to revision and actual results could differ materially.  Revenues collected on behalf of the DWR and the related costs are not reflected in these unaudited financial statements as Pacific Gas and Electric Company is a collection agent for the DWR.

4	Case to date results reflect the entire thirty-five month period ended February 29, 2004. The bankruptcy petition date is April 6, 2001.